UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                  Exchange Act of 1934 Date of Report (Date of
                    earliest event reported): August 18, 2006

                            TREE TOP INDUSTRIES, INC.
                          (formerly GoHealth.MD, Inc.)
             (Exact name of registrant as specified in its charter)

         Nevada                      001-10382                83-0250943
(State or other jurisdiction        (Commission              (IRS Employer
     of incorporation)              File Number)           Identification No.)

                           666 Fifth Avenue, Suite 300
                            New York, New York 10103
                    (Address of principal executive offices)

                                 (800) 472-7957
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)


Item 8.  Other Events

On August 28, 2006 the Company issued a press release announcing a special meeting of shareholder's to approve a plan of reorganization. The Company further announced that it would be sending shareholders a Form 14 proxy statement with the full details of the plan of reorganization as soon as it was filed with the Securities and Exchange Commission. The press release is attached as exhibit 99.1.

Item 9.  Financial Statements and Exhibits

Exhibits.  99.1  Press Release


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREE TOP INDUSTRIES, INC.
(Registrant)

By: /s/ David Reichman
    ------------------
David Reichman, CEO, Chairman,
Principal Financial Officer,
And Director

Date:  August 28, 2006